Exhibit (g)(3)

APPENDIX B TO THE CUSTODY AGREEMENT

PROFUNDS:

Airlines UltraSector ProFund	Short Financials ProFund
Asia 30 ProFund	Short Gold Commodity ProFund
Banks UltraSector ProFund	Short Health Care ProFund
Basic Materials UltraSector ProFund	Short Industrials ProFund
Bear ProFund	Short International ProFund
Biotechnology UltraSector ProFund	Short Mid-Cap ProFund
Broad Market ProFund	Short Natural Gas ProFund
Bull ProFund	Short Oil & Gas ProFund
Consumer Goods UltraSector ProFund	Short Oil Equipment, Services & Distribution ProFund
Consumer Services UltraSector ProFund	Short OTC ProFund
Dividend Equities ProFund	Short Precious Metals ProFund
Dow 30 ProFund	Short Real Estate ProFund
EqualOTC ProFund	Short Small-Cap ProFund
Europe 30 ProFund	Short Technology ProFund
Falling U.S. Dollar ProFund	Short Telecommunications ProFund
Financials UltraSector ProFund	Short Transportation ProFund
Health Care UltraSector ProFund	Short Utilities ProFund
Industrials UltraSector ProFund	Small-Cap Growth ProFund
International ProFund	Small-Cap ProFund
Internet UltraSector ProFund	Small-Cap Value ProFund
Large-Cap Growth ProFund	Technology UltraSector ProFund
Large-Cap Value ProFund	Telecommunications UltraSector ProFund
Leisure Goods UltraSector ProFund	Transportation UltraSector ProFund
Mid-Cap Growth ProFund	U.S. Government 10 ProFund
Mid-Cap ProFund	U.S. Government 30 ProFund
Mid-Cap Value ProFund	U.S. Government Plus ProFund
Mobile Telecommunications UltraSector ProFund	UltraBear ProFund
Money Market ProFund	UltraBull ProFund
Oil & Gas UltraSector ProFund	UltraCrude Oil ProFund
Oil Equipment, Services & Distribution UltraSector ProFund	UltraDow 30 ProFund
OTC ProFund	UltraEmerging Markets ProFund
Pharmaceuticals UltraSector ProFund	UltraGold Commodity ProFund
Precious Metals UltraSector ProFund	UltraInternational ProFund
Real Estate UltraSector ProFund	UltraJapan ProFund
Rising Rates Opportunity 10 ProFund	UltraLatin America ProFund
Rising Rates Opportunity ProFund	UltraMid-Cap ProFund
Rising U.S. Dollar ProFund	UltraNatural Gas ProFund
Semiconductor UltraSector ProFund	UltraOTC ProFund
Short Asia ProFund	UltraShort Dow 30 ProFund
Short Basic Materials ProFund	UltraShort Emerging Markets ProFund
Short Biotechnology ProFund	UltraShort International ProFund
Short Broad Market ProFund	UltraShort Japan ProFund
Short Consumer Goods ProFund	UltraShort Latin America ProFund
Short Consumer Services ProFund	UltraShort Mid-Cap ProFund
Short Crude Oil ProFund	UltraShort OTC ProFund
Short Dividend Equities ProFund	UltraShort Small-Cap ProFund
Short Dow 30 ProFund	UltraSmall-Cap ProFund
Short EqualOTC ProFund	Utilities UltraSector ProFund
Short Europe 30 ProFund

December 14, 2006

PROFUNDS VP:

ProFund VP Airlines	ProFund VP Short Dividend Equities
ProFund VP Asia 30	ProFund VP Short Dow 30
ProFund VP Banks	ProFund VP Short Emerging Markets
ProFund VP Basic Materials	ProFund VP Short EqualOTC
ProFund VP Bear	ProFund VP Short Europe 30
ProFund VP Biotechnology	ProFund VP Short Financials
ProFund VP Broad Market	ProFund VP Short Gold Commodity
ProFund VP Bull	ProFund VP Short Health Care
ProFund VP Bull Plus	ProFund VP Short Industrials
ProFund VP Consumer Goods	ProFund VP Short International
ProFund VP Consumer Services	ProFund VP Short Japan
ProFund VP Crude Oil	ProFund VP Short Mid-Cap
ProFund VP Dividend Equities	ProFund VP Short Natural Gas
ProFund VP Dow 30	ProFund VP Short Oil & Gas
ProFund VP Emerging Markets	ProFund VP Short Oil Equipment, Services & Distribution
ProFund VP EqualOTC	ProFund VP Short OTC
ProFund VP Europe 30	ProFund VP Short Precious Metals
ProFund VP Falling U.S. Dollar ProFund	ProFund VP Short Real Estate
ProFund VP Financials	ProFund VP Short Small-Cap
ProFund VP Gold Commodity	ProFund VP Short Technology
ProFund VP Health Care	ProFund VP Short Telecommunications
ProFund VP Industrials	ProFund VP Short Transportation
ProFund VP International	ProFund VP Short Utilities
ProFund VP Internet	ProFund VP Small-Cap
ProFund VP Japan	ProFund VP Small-Cap Growth
ProFund VP Large-Cap Growth	ProFund VP Small-Cap Value
ProFund VP Large-Cap Value	ProFund VP Technology
ProFund VP Leisure Goods	ProFund VP Telecommunications
ProFund VP Mid-Cap	ProFund VP Transportation UltraSector
ProFund VP Mid-Cap Growth	ProFund VP U.S. Government 10
ProFund VP Mid-Cap Value	ProFund VP U.S. Government Plus
ProFund VP Mobile Telecommunications	ProFund VP UltraBear
ProFund VP Money Market	ProFund VP UltraBull
ProFund VP Natural Gas	ProFund VP UltraDow 30
ProFund VP Natural Resources	ProFund VP UltraEurope
ProFund VP Oil & Gas	ProFund VP UltraInternational
ProFund VP Oil Equipment, Services & Distribution	ProFund VP UltraLatin America
ProFund VP OTC	ProFund VP UltraMid-Cap
ProFund VP Pharmaceuticals	ProFund VP UltraOTC
ProFund VP Precious Metals	ProFund VP UltraShort Dow 30
ProFund VP Real Estate	ProFund VP UltraShort International
ProFund VP Rising Rates Opportunity	ProFund VP UltraShort Japan
ProFund VP Rising U.S. Dollar ProFund	ProFund VP UltraShort Latin America
ProFund VP Semiconductor	ProFund VP UltraShort Mid-Cap
ProFund VP Short Asia	ProFund VP UltraShort OTC
ProFund VP Short Basic Materials	ProFund VP UltraShort Small-Cap
ProFund VP Short Biotechnology	ProFund VP UltraSmall-Cap
ProFund VP Short Broad Market	ProFund VP Utilities
ProFund VP Short Consumer Goods
ProFund VP Short Consumer Services
ProFund VP Short Crude Oil

December 14, 2006

ACCESS ONE TRUST

Access Flex High Yield Fund

Access Flex Bear High Yield Fund

Access Commodity Fund

Access Bear Commodity Fund

ACCESS ONE TRUST VP:

Access VP High Yield Fund

Access VP Bear High Yield Fund

PROFUNDS

By:	/s/ Louis M. Mayberg
Name: Louis M. Mayberg
Title: President

ACCESS ONE TRUST

By:	/s/ Louis M. Mayberg
Name: Louis M. Mayberg
Title: President

UMB BANK, N.A.

By:	/s/ Ralph B. Santoro
Name: Ralph B. Santoro
Title: Senior Vice President

December 14, 2006